GOODWILL	12 Months Ended
Dec. 31, 2018
GOODWILL
GOODWILL

15. GOODWILL

For the years ended December 31, 2018 and 2017, changes in the net carrying amount of goodwill are as follows:

	2018	2017

Cost
Balance at beginning of year	$5,688.6	$5,688.2
Business acquisitions	2.1	0.4
Reclassification to assets held for sale	(19.6)	—
Balance at end of year	5,671.1	5,688.6

Accumulated impairment losses
Balance at beginning of year	2,992.8	2,962.8
Impairment losses (note 7)	—	30.0
Balance at end of year	2,992.8	2,992.8

Net carrying amount	$2,678.3	$2,695.8

The net carrying amount of goodwill as of December 31, 2018 and 2017 was allocated to the following significant CGU groups:

	2018	2017
CGU groups

Telecommunications	$2,656.1	$2,677.0
Other[1]	22.2	18.8
Total	$2,678.3	$2,695.8
[1]	Includes mainly the CGUs related to Speciality film and television services, Book publishing and distribution, and Sports and Entertainment.

Recoverable amounts

CGU recoverable amounts were determined based on the higher of a value in use or a fair value less costs of disposal with respect to the impairment tests performed. The Corporation uses the discounted cash flow method to estimate the recoverable amount, consisting of future cash flows derived primarily from the most recent budget and three‑year strategic plan approved by the Corporation’s management and presented to the Board of Directors. These forecasts considered each CGU’s past operating performance and market share as well as economic trends, along with specific and market industry trends and corporate strategies. In particular, specific assumptions are used for each type of revenue generated by a CGU or for each nature of expenses, as well as for future capital expenditures. Such assumptions will consider, among many other factors, subscribers, readership and viewer statistics, advertising market trends, competitive landscape, evolution of products and services offerings, wireless penetration growth, proliferation of media platforms, technology evolution, broadcast programming strategy, bargaining agreements, Canadian GDP rates, and operating cost structures.

A perpetual growth rate is used for cash flows beyond the three-year strategic plan period. The discount rate used by the Corporation is a pre-tax rate derived from the weighted average cost of capital pertaining to each CGU, which reflects the current market assessment of (i) the time value of money, and (ii) the risk specific to the assets for which the future cash flow estimates have not been risk-adjusted. The perpetual growth rate was determined with regard to the specific markets in which the CGUs participate. In certain circumstances, the Corporation can also estimate the fair value less cost of disposal with a market approach that consists of estimating the recoverable amount by using multiples of operating performance of comparable entities, transaction metrics and other financial information available, instead of primarily using the discounted cash flow method.

The following key assumptions were used to determine recoverable amounts in the most recent impairment tests performed on the Corporation’s significant CGU groups:

	2018		2017
	Pre-tax	Perpetual	Pre-tax	Perpetual
	discount rate	growth	discount rate	growth
CGU groups [1]	(WACC)	rate	(WACC)	rate

Telecommunications	9.0%	2.5%	8.5%	2.5%
Magazines	—	—	15.5	(2.0)
Other	11.5 to 16.50	0.0 to 2.0	12.0 to 16.5	0.0 to 2.0
[1]	In 2018 and 2017, the recoverable amounts of all CGUs were based on value in use, using the discounted cash flow method.

Sensitivity of recoverable amounts

No reasonable changes in the discount rate or in the perpetual growth rate used in the most recent test performed would have caused the recoverable amount of the Telecommunication CGU to equal its carrying value.